UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2020

RA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37926	26-2908274
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

87 Cambridgepark Drive
Cambridge, MA		02140
(Address of principal executive offices)		(Zip Code)

(617) 401-4060

(Registrant’s telephone number, include area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RARX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 11, 2020, Ra Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and HCP/King 87 CPD LLC, a Delaware limited liability company (“Landlord”), entered into a Second Amendment (the “Amendment”) to the Lease Agreement, dated September 15, 2015, by and between the Company and Landlord (as amended, the “Lease”), pursuant to which the Company leases approximately 26,757 rentable square feet (the “Existing Premises”) in a building located at 87 CambridgePark Drive, Cambridge, Massachusetts (the “Building”), which serves as the Company’s corporate headquarters.

The Amendment provides for (i) the extension of the term of the Lease with respect to the Existing Premises for a period of time commencing on May 1, 2023 and expiring on the date that is the later of (x) June 30, 2031 and (y) last day of the calendar month in which the tenth anniversary of the Expansion Premises Rent Commencement Date (as defined in the Amendment) occurs (the “Extended Expiration Date”), and (ii) the expansion of the Existing Premises to include approximately 37,186 rentable square feet on the second floor of the Building (the “Expansion Premises”) with a term beginning on or about January 1, 2021 and ending on the Extended Expiration Date.

Under the Amendment, the Company is obligated to pay Landlord (i) an initial annual base rent of approximately $2.0 million for the Existing Premises beginning May 1, 2023, which amount will increase annually by three percent of the then-current base rent, and (ii) an initial annual base rent of approximately $2.6 million for Expansion Premises beginning on the Expansion Premises Rent Commencement Date, which amount will increase annually by three percent of the then-current base rent.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Second Amendment to Lease Agreement, dated March 11, 2020, by and between Ra Pharmaceuticals, Inc. and HCP/King 87 CPD LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA PHARMACEUTICALS, INC.

Date: March 13, 2020	By:	/s/ David C. Lubner
David C. Lubner
Executive Vice President and Chief Financial Officer